UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 7, 2008
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC

(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-14303	36-3161171

(Commission File Number)	(I.R.S. Employer Identification Number)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of principal executive offices)	(zip code)
(313) 758-2000
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5

Item 1.01. Entry into a Material Definitive Agreement
On November 7, 2008, American Axle & Manufacturing Holdings, Inc. (“Holdings”) and American Axle & Manufacturing, Inc. (“AAM”) entered into an Amendment and Restatement Agreement dated as of November 7, 2008 (the “Restatement Agreement”) among Holdings, AAM, the banks identified therein as lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, pursuant to which the Credit Agreement dated as of January 9, 2004 among Holdings, as guarantor, AAM, as borrower, JPMorgan Chase Bank, N.A. as Administrative Agent for the lenders party thereto (the “Lenders”), and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Bookrunners, was amended and restated (as amended and restated, the “Amended and Restated Credit Agreement” and the facility thereunder, the “Amended Revolving Credit Facility”).
The Amended and Restated Credit Agreement, among other things, extends certain of the revolving credit commitments under the Amended Revolving Credit Facility from April 2010 to December 2011. After giving effect to a 25% commitment reduction for Lenders consenting to the Restatement Agreement, the Amended Revolving Credit Facility will provide up to $476.9 million of revolving bank financing commitments through April 2010 and $369.4 million of such revolving bank financing commitments through December 2011. Lenders who consented to the Restatement Agreement will receive increased pricing while lenders who did not consent will remain at the existing pricing levels.
Under the Amended Revolving Credit Facility, AAM will be required to comply with revised financial covenants related to secured indebtedness leverage and interest coverage. The Amended Revolving Credit Facility imposes limitations on AAM’s ability to make certain investments, declare or pay dividends or distributions on capital stock, redeem or repurchase capital stock and certain debt obligations, incur liens, incur indebtedness, or merge, make acquisitions or sell all or substantially all of its assets. Borrowings under the Amended Revolving Credit Facility will continue to bear interest at rates based on LIBOR or an alternate base rate, plus an applicable margin. The applicable margin for a LIBOR based loan for lenders who have consented to the Restatement Agreement is currently 500 basis points and the applicable margin for lenders who have not consented is currently 250 basis points. All borrowings under the Amended Revolving Credit Facility are subject to a collateral coverage test.
In addition to the guarantee of obligations under the Amended Revolving Credit Facility provided by Holdings, each domestic subsidiary of Holdings (other than AAM) and AAM will join the Guarantee Agreement, dated as of January 9, 2004 among Holdings, AAM and JPMorgan Chase, N.A., as Administrative Agent, as new guarantors. The Amended Revolving Credit Facility is secured by all or substantially all of the assets of Holdings, AAM and each guarantor, including a pledge of all capital stock of the U.S. subsidiaries of AAM and each guarantor and a portion of the capital stock of AAM’s and each guarantor’s first-tier foreign subsidiaries. The collateral package is subject to the limitations set forth in the Indenture, dated as of February 11, 2004, among AAM, as issuer, Holdings, as guarantor, and BNY Midwest Trust Company, as trustee and the Indenture, dated as of February 27, 2007, between AAM, as issuer, Holdings, as guarantor, and Bank of New York Trust Company, N.A., as trustee (the “Indentures”). Notes issued pursuant to the Indentures will not share in the collateral package.
The term loan due 2012 (the “Term Loan”), pursuant to the $250.0 million Credit Agreement, dated as of June 14, 2007, by and among Holdings, AAM, the Lenders party thereto, Bank of America, N.A. as Syndication Agent, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities Inc., and Banc of America Securities LLC as Joint Lead Arrangers and Joint Bookrunners, will share equally and ratably in the guarantees and the collateral package in accordance with the terms of the Collateral Agreement (the “Collateral Agreement”) dated as of November 7, 2008, among AAM, Holdings, certain subsidiaries of Holdings and JPMorgan Chase Bank, N.A., as Collateral Agent and the Guarantee

Agreement dated as of June 14, 2007 among Holdings, AAM and JPMorgan Chase Bank, N.A., as Administrative Agent. The Term Loan otherwise remains unchanged.
Copies of the Restatement Agreement, Amended and Restated Credit Agreement, Collateral Agreement, and Forms of Guarantee Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, and are incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Restatement Agreement, Amended and Restated Credit Agreement, Collateral Agreement and Forms of Guarantee Agreements.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1	Amendment and Restatement Agreement dated as of November 7, 2008 among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., the banks and other financial institutions identified therein as lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.2	Amended and Restated Credit Agreement dated as of January 9, 2004, as amended and restated as of November 7, 2008, among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., JPMorgan Chase Bank, N.A. as Administrative Agent for the lenders party thereto, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Bookrunners.

99.3	Collateral Agreement dated as of November 7, 2008 by and among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., certain subsidiaries of American Axle & Manufacturing, Inc. identified therein and JPMorgan Chase Bank, N.A., as Collateral Agent.

99.4	Form of Guarantee Agreement under the $250.0 million Credit Agreement dated as of June 14, 2007 among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., the Lenders party thereto, Bank of America, N.A. as Syndication Agent, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc. and Banc of America Securities LLC as Joint Lead Arrangers and Joint Bookrunners.

99.5	Form of Guarantee Agreement under the Credit Agreement dated as of January 9, 2004 among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and J.P. Morgan Securities Inc. and Banc of America Securities LLC as Joint Lead Arrangers and Joint Bookrunners.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.
By:	/s/ Michael K. Simonte
	Name:	Michael K. Simonte
	Title:	Group Vice President – Finance & Chief Financial Officer (also in capacity of Chief Accounting Officer)

Dated: November 10, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Amendment and Restatement Agreement dated as of November 7, 2008 among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., the banks and other financial institutions identified therein as lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.2	Amended and Restated Credit Agreement dated as of January 9, 2004, as amended and restated as of November 7, 2008, among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., JPMorgan Chase Bank, N.A. as Administrative Agent for the lenders party thereto, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Bookrunners.

99.3	Collateral Agreement dated as of November 7, 2008 by and among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., certain subsidiaries of American Axle & Manufacturing, Inc. identified therein and JPMorgan Chase Bank, N.A., as Collateral Agent.

99.4	Form of Guarantee Agreement under the $250.0 million Credit Agreement dated as of June 14, 2007 among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., the Lenders party thereto, Bank of America, N.A. as Syndication Agent, JPMorgan Chase Bank, N.A., as Administrative Agent, and J.P. Morgan Securities Inc. and Banc of America Securities LLC as Joint Lead Arrangers and Joint Bookrunners.

99.5	Form of Guarantee Agreement under the Credit Agreement dated as of January 9, 2004 among American Axle & Manufacturing Holdings, Inc., American Axle & Manufacturing, Inc., the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and J.P. Morgan Securities Inc. and Banc of America Securities LLC as Joint Lead Arrangers and Joint Bookrunners.